June 20, 2018

IMPORTANT NOTICE TO ALL SHAREHOLDERS

WILSHIRE MUTUAL FUNDS, INC.

(the “Company”)

Wilshire International Equity Fund

Investment Class Shares (WLCTX)
Institutional Class Shares (WLTTX)

Wilshire Income Opportunities Fund

Investment Class Shares (WIORX)
Institutional Class Shares (WIOPX)

Supplement to the Summary Prospectuses and Prospectus, each dated May 1, 2018,

with respect to the Wilshire International Equity Fund and

the Wilshire Income Opportunities Fund

THIS SUPPLEMENT REPLACES AND SUPERCEDES ANY CONTRARY INFORMATION CONTAINED IN THE SUMMARY PROSPECTUSES OF THE WILSHIRE INTERNATIONAL EQUITY FUND (THE “INTERNATIONAL FUND”) AND THE WILSHIRE INCOME OPPORTUNITIES FUND (THE “INCOME FUND”) AND IN THE COMPANY’S PROSPECTUS

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (“SEC”), Wilshire Associates Incorporated (“Wilshire” or the “Adviser”) may enter into new subadvisory agreements without shareholder approval, upon the approval of the Board of Directors (the “Board”).

On May 15, 2018, the Board approved the following: (i) an amended subadvisory agreement between Wilshire and Pzena Investment Management, LLC (“Pzena”), pursuant to which Pzena will serve as a subadviser to the International Fund effective June 25, 2018; (ii) a subadvisory agreement between Wilshire and Manulife Asset Management (US) LLC (“Manulife”), pursuant to which Manulife will serve as a subadviser to the Income Fund effective June 21, 2018; and (iii) a subadvisory agreement between Wilshire and Voya Investment Management Co LLC (“Voya”), pursuant to which Voya will serve as a subadviser to the Income Fund effective June 20, 2018.

The Summary Prospectuses and Prospectus are supplemented as detailed below.

Effective June 22, 2018, Cambiar Investors, LLC, (“Cambiar”) will no longer serve as subadviser to the International Fund, and all references to Cambiar are hereby deleted in their entirety as of that date.

Effective on or about July 20, 2018, Guggenheim Partners Investment Management, LLC, (“Guggenheim”) will no longer serve as subadviser to the Income Fund, and all references to Guggenheim should be deleted in their entirety as of that date.

*****

1

The second sentence of the second paragraph under the heading “Principal Investment Strategies” of the Summary Prospectus of the International Fund and the Prospectus is supplemented to include reference to Pzena Investment Management, LLC (“Pzena”).

The following supplements the information under the heading “Principal Investment Strategies” of the Summary Prospectus of the International Fund and the Prospectus:

In managing its portion of the International Fund, Pzena focuses exclusively on companies that it believes are underperforming their historically demonstrated earnings power. Pzena applies intensive fundamental research to such companies to determine whether the problems that caused the earnings shortfalls are temporary or permanent.

Pzena invests in a company only when it judges that the company’s problems are temporary, the company’s management has a viable strategy to generate earnings recovery, and Pzena believes there is meaningful downside protection in case the earnings recovery does not materialize. Pzena generally sells a security when it believes there are more attractive opportunities available, or there is a change in the fundamental characteristics of the issuer.

The following supplements the information under the sub-heading “Subadvisers and Portfolio Managers” under the heading “Management” of the Summary Prospectus of the International Fund and the Prospectus:

Pzena

Caroline Cai, Principal and Portfolio Manager for the Global, International, European and Emerging Markets strategies, and the Financial Opportunities service of Pzena and Portfolio Manager of the International Fund. Ms. Cai has served as Portfolio Manager of the International Fund since June 2018.

Allison Fisch, Principal and Portfolio Manager for the International and Emerging Markets strategies of Pzena and Portfolio Manager of the International Fund. Ms. Fisch has served as Portfolio Manager of the International Fund since June 2018.

John Goetz, Managing Principal and Co-Chief Investment Officer of Pzena, Portfolio Manager for the Global, International, European, Emerging Markets and Japan Focused Value strategies of Pzena and Portfolio Manager of the International Fund. Mr. Goetz has served as Portfolio Manager of the International Fund since June 2018.

The second sentence of the fifth paragraph under the heading “Principal Investment Strategies” of the Summary Prospectus of the Income Fund and the Prospectus is supplemented to include reference to Manulife Asset Management (US) LLC (“Manulife”) and Voya Investment Management Co LLC (“Voya”).

The following supplements the information under the heading “Principal Investment Strategies” of the Summary Prospectus of the Income Fund and the Prospectus:

In managing its portion of the Income Fund, Manulife invests in a diversified portfolio of government, corporate and securitized debt securities and other instruments issued in developed and emerging market countries, which may be denominated in US dollars or other foreign currencies. Although Manulife may invest in non-investment grade rated debt instruments, including those in default (commonly referred to as “junk” bonds or securities), it generally intends to keep its average credit quality in the investment-grade range. Manulife allocates assets among the types of instruments noted above based on analysis of global economic factors, such as fiscal and monetary policies, projected international interest-rate movements, market volatility, political environments and currency trends. In abnormal circumstances, Manulife may invest up to 100% of its portion of the Income Fund in assets in any one type of instrument. Within each type of security, Manulife looks for investments that are appropriate in terms of yield, credit quality, structure and liquidity. Relative yield analysis and risk/reward ratios are the primary considerations in selecting securities. Manulife may invest in derivatives such as futures, options, and swaps (including credit default swaps), as well as restricted or illiquid securities. Manulife may also invest its portion of the Income Fund’s portfolio significantly in currency spots, forwards and options, and interest-rate futures and options for both hedging and non-hedging purposes, including for purposes of enhancing returns. In addition, Manulife may invest in domestic or foreign common stocks.

2

In managing its portion of the Income Fund, Voya focuses on managing below investment grade debt instruments and structured credit securities held by the Income Fund. Voya believes that a disciplined investment process with macro-theme analysis built into every step will capture market changes and guide it to unrecognized value opportunities. The investment process includes a balanced emphasis on quantitative and qualitative inputs that foster strong checks and balances and validation for its investment themes. Top down macro themes shape Voya’s overall strategy and also provide the context for bottom up security selection. Proprietary risk management tools and processes help to monitor portfolio risk exposures. Voya’s management of the Fund’s portfolio relies on sector allocation, curve positioning and security selection.

The following supplements the information under the sub-heading “Subadvisers and Portfolio Managers” under the heading “Management” of the Summary Prospectus of the Income Fund and the Prospectus:

Manulife

Daniel S. Janis, III, Senior Managing Director and Senior Portfolio Manager of Manulife and Portfolio Manager of the Income Fund. Mr. Janis has served as Portfolio Manager since June 2018.

Thomas C. Goggins, Senior Managing Director and Senior Portfolio Manager of Manulife and Portfolio Manager of the Income Fund. Mr. Goggins has served as Portfolio Manager since June 2018.

Kisoo Park, Managing Director and Portfolio Manager of Manulife and Portfolio Manager of the Income Fund. Mr. Park has served as Portfolio Manager since June 2018.

Christopher Chapman, CFA, Managing Director and Portfolio Manager of Manulife and Portfolio Manager of the Income Fund. Mr. Chapman has served as Portfolio Manager since June 2018.

Voya

Matthew Toms, CFA, Chief Investment Officer of fixed income of Voya and Portfolio Manager of the Income Fund. Mr. Toms has served as Portfolio Manager since June 2018.

Sean Banai, CFA, Head of portfolio management for the fixed income platform of Voya and Portfolio Manager of the Income Fund. Mr. Banai has served as Portfolio Manager since June 2018.

Brian Timberlake, Ph.D., CFA, Head of Fixed Income Research of Voya and Portfolio Manager of the Income Fund. Mr. Timberlake has served as Portfolio Manager since June 2018.

The second paragraph under the sub-heading “The International Fund” under the heading “More Information About Investments and Risks” in the Prospectus is replaced with the following:

Currently, Wilshire has retained Pzena, WCM, and Los Angeles Capital to manage the International Fund. The basic philosophy of each subadviser is described below.

The following supplements the information under the sub-heading “The International Fund” under the heading “More Information About Investments and Risks” in the Prospectus:

Pzena

In managing its portion of the International Fund, Pzena focuses exclusively on companies that it believes are underperforming their historically demonstrated earnings power. Pzena applies intensive fundamental research to such companies to determine whether the problems that caused the earnings shortfalls are temporary or permanent.

3

Pzena invests in a company only when it judges that the company’s problems are temporary, the company’s management has a viable strategy to generate earnings recovery, and Pzena believes there is meaningful downside protection in case the earnings recovery does not materialize. Pzena generally sells a security when it believes there are more attractive opportunities available, or there is a change in the fundamental characteristics of the issuer.

The first sentence of the second paragraph under the sub-heading “The Income Fund” under the heading “More Information About Investments and Risks” is supplemented to reference Manulife and Voya.

The following supplements the information under the sub-heading “The Income Fund” under the heading “More Information About Investments and Risks” in the Prospectus:

Manulife

In managing its portion of the Income Fund, Manulife invests in a diversified portfolio of government, corporate and securitized debt securities and other instruments issued in developed and emerging market countries, which may be denominated in US dollars or other foreign currencies. Although Manulife may invest in non-investment grade rated debt instruments, including those in default (commonly referred to as “junk” bonds or securities), it generally intends to keep its average credit quality in the investment-grade range. Manulife allocates assets among the types of instruments noted above based on analysis of global economic factors, such as fiscal and monetary policies, projected international interest-rate movements, market volatility, political environments and currency trends. In abnormal circumstances, Manulife may invest up to 100% of its portion of the Income Fund in assets in any one type of instrument. Within each type of security, Manulife looks for investments that are appropriate in terms of yield, credit quality, structure and liquidity. Relative yield analysis and risk/reward ratios are the primary considerations in selecting securities. Manulife may invest in derivatives such as futures, options, and swaps (including credit default swaps), as well as restricted or illiquid securities. Manulife may also invest its portion of the Income Fund’s portfolio significantly in currency spots, forwards and options, and interest-rate futures and options for both hedging and non-hedging purposes, including for purposes of enhancing returns. In addition, Manulife may invest in domestic or foreign common stocks.

Voya

In managing its portion of the Income Fund, Voya believes that a disciplined investment process with macro-theme analysis built into every step will capture market changes and guide it to unrecognized value opportunities. The investment process includes a balanced emphasis on quantitative and qualitative inputs that foster strong checks and balances and validation for its investment themes. Top down macro themes shape Voya’s overall strategy and also provide the context for bottom up security selection. Proprietary risk management tools and processes help to monitor portfolio risk exposures. Voya’s management of the Income Fund’s portfolio relies on sector allocation, curve positioning and security selection.

Voya may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The information related to Pzena under the heading “Investment Subadvisers” in the Prospectus is replaced with the following:

Pzena

Wilshire entered into a subadvisory agreement with Pzena, effective December 23, 2004, as amended from time to time, to manage a portion of the Large Company Value Portfolio, subject to the supervision of Wilshire and the Board. Wilshire entered into an amendment to that subadvisory agreement with Pzena, effective June 20, 2018, to manage a portion of the International Fund, subject to the supervision of Wilshire and the Board. Pzena is located at 320 Park Avenue, 8th Floor, New York, New York 10022. As of May 31, 2018, Pzena managed approximately $37.1 billion in assets.

4

Pzena’s investment team consists of Richard S. Pzena, Benjamin Silver and John Flynn for the Large Company Value Portfolio.

Pzena’s investment team consists of Caroline Cai, Allison Fisch and John Goetz for the International Fund.

Mr. Pzena is the founder, Managing Principal and Chief Executive Officer and Co-Chief Investment Officer of Pzena. Prior to forming Pzena in 1995, Mr. Pzena was the Director of U.S. Equity Investments and Chief Research Officer for Sanford C. Bernstein & Company. He joined Bernstein in 1986.

Mr. Silver is a Principal and Portfolio Manager for the U.S Large Cap, U.S. Mid Cap, Global Focused Value, Global Value, Global Value All Country, Focused Value and Small Cap Focused Value strategies at Pzena. Prior to joining Pzena in 2001, Mr. Silver was a research analyst at Levitas & Company, a value based equity hedge fund.

Mr. Flynn is a Principal and Portfolio Manager for the U.S. Large Cap, U.S. Mid Cap, Focused Value and Small Cap Focused Value strategies at Pzena. Prior to joining Pzena in 2006, Mr. Flynn was an associate at Weston Presidio, a middle-market private equity investment firm.

Ms. Cai is a Principal and Portfolio Manager for the Global, International, European and Emerging Markets strategies, and the Financial Opportunities service. Prior to joining Pzena Investment Management in 2004, Ms. Cai was a senior analyst at AllianceBernstein LLP, and a business analyst at McKinsey & Company.

Ms. Fisch is a Principal and Portfolio Manager for the International and Emerging Markets strategies. Prior to joining Pzena Investment Management in 2001, Ms. Fisch was a business analyst at McKinsey & Company.

Mr. Goetz is a Managing Principal and Co-Chief Investment Officer of Pzena, as well as serving as a Portfolio Manager for the Global, International, European, Emerging Markets and Japan Focused Value strategies. Prior to joining Pzena Investment Management in 1996, Mr. Goetz held a range of key positions at Amoco Corporation, his last as the Global Business Manager for Amoco’s $1 billion polypropylene business where he had bottom-line responsibility for operations and development worldwide.

The following supplements the information under the heading “Investment Subadvisers” in the Prospectus:

Manulife

Wilshire entered into a subadvisory agreement with Manulife, effective June 4, 2018, to manage a portion of the Income Fund, subject to the supervision of Wilshire and the Board. Manulife is located at 197 Clarendon Street, Boston, MA 02116. Manulife, a Delaware limited liability company, is an indirect, wholly-owned subsidiary of Manulife Financial Corporation. Manulife Financial Corporation is a Canadian-based publicly-held company that is listed on the Toronto Stock Exchange, New York Stock Exchange, Hong Kong Stock Exchange, and Philippine Stock Exchange. As of March 31, 2018, Manulife managed approximately $206 billion in assets. Manulife’s investment team consists of Daniel S. Janis, III, Thomas C. Goggins, Kisoo Park and Christopher Chapman, CFA.

Daniel S. Janis, III is head of Global Multi-Sector Fixed Income at Manulife. He is a senior managing director, senior portfolio manager and the lead portfolio manager for the company’s global multi-sector fixed income strategies, responsible for asset allocation, global bond research and currency management. His areas of expertise include global economics, foreign exchange, derivatives and risk management. Prior to joining the company, Mr. Janis was a vice president and proprietary risk manager for BankBoston. Earlier in his career, he worked as a vice president for Morgan Stanley in the foreign exchange department and managed their forward desk from 1991 to 1997. He earned a AB in Economics from Harvard University and holds certification from the Association of International Bond Dealers.

Thomas C. Goggins is a senior managing director and senior portfolio manager on the Global Multi-Sector Fixed Income Team at Manulife. He is responsible for portfolio management, global bond research, security selection and risk management for the company’s global multi-sector fixed income strategies. Prior to joining the company, Mr. Goggins held positions at Putnam Investments, Transamerica Investments, SAC Capital and Fontana Capital. He earned a BBA from the University of Wisconsin and an MA in Finance and Accounting from Northwestern University’s JL Kellogg Graduate School of Management.

5

Kisoo Park is a managing director and portfolio manager on the Global Multi-Sector Fixed Income Team at Manulife. He is responsible for portfolio management, global bond research and currency management for the company’s global multi-sector fixed income strategies. Mr. Park joined Manulife Asset Management from a hedge fund firm based in Hong Kong, where he was a founding member and COO. Prior to that, he was the CIO responsible for tactical asset allocation investing in global equities, fixed income, commodities, FX and interest rate asset classes at Prince Asset Management, Hong Kong. Earlier in his career, Mr. Park held positions at Bank of Montreal, Fleet National Bank, Morgan Stanley and Bank of New England, where he began his career specializing in treasury products, FX and interest rate trading. He earned a BA in Economics from Tufts University and attended The University of Chicago Booth School of Business.

Christopher Chapman, CFA, is a managing director and portfolio manager on the Global Multi-Sector Fixed Income Team at Manulife. He is responsible for portfolio management, global sovereign debt and currency research, portfolio construction, and risk management for the company’s global multi-sector fixed income strategies. Prior to this position, Mr. Chapman was a senior investment analyst with the Global Multi-Sector Fixed Income Team. Before that, he worked in several other areas of the firm, including as an investment risk analyst on the Quantitative Research Team. Mr. Chapman began his career at State Street Bank. He earned a BSBA in Management from Stonehill College and an MSF from Boston College. He is a CFA charterholder and a member of CFA Society Boston, Inc.

Voya

Wilshire entered into a subadvisory agreement with Voya, effective June 4, 2018, to manage a portion of the Wilshire Income Opportunities Fund, subject to the supervision of Wilshire and the Board. Voya is located at 230 Park Avenue, New York, NY 10169. Voya, a Delaware limited liability company, is a wholly-owned subsidiary of Voya Investment Management LLC (“Voya IM LLC”), a registered investment adviser, which, in turn, is a wholly-owned subsidiary of Voya Holdings Inc. (“Voya Holdings”). Voya Holdings is a wholly-owned subsidiary of Voya Financial, Inc., a publicly traded company. Voya Financial, Inc. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries. As of March 31, 2018, Voya IM LLC managed approximately $227.1 billion in assets. Voya’s investment team consists of Matthew Toms, CFA, Sean Banai, CFA, and Brian Timberlake, Ph.D., CFA, PhD.

Matthew Toms, CFA, Portfolio Manager, and chief investment officer (“CIO”) of fixed-income at Voya, joined Voya in 2009. In this role, Mr. Toms leads a team of more than 100 investment professionals. Before becoming CIO, Mr. Toms was head of public fixed-income at Voya, overseeing the investment teams responsible for investment grade corporate, high yield corporate, structured products, mortgage-backed securities, emerging market debt and money market strategies for Voya’s general account and third-party business.

Sean Banai, CFA, Portfolio Manager, and head of portfolio management for the fixed-income platform at Voya, joined Voya in 1999. Previously, Mr. Banai was a senior portfolio manager and prior to that he served as head of quantitative research for proprietary fixed income.

Brian Timberlake, Ph.D., CFA, Portfolio Manager, is currently Head of Fixed Income Research at Voya. Prior to this position, Mr. Timberlake was Head of Quantitative Research and prior to that he served as Senior Quantitative Analyst. Mr. Timberlake joined Voya in 2003.

6

June 20, 2018

IMPORTANT NOTICE TO ALL SHAREHOLDERS

WILSHIRE MUTUAL FUNDS, INC.

(the “Company”)

Wilshire International Equity Fund

Investment Class Shares (WLCTX)
Institutional Class Shares (WLTTX)

Wilshire Income Opportunities Fund

Investment Class Shares (WIORX)
Institutional Class Shares (WIOPX)

Supplement to the Statement of Additional Information (“SAI”) dated May 1, 2018,

with respect to the Wilshire International Equity Fund and

the Wilshire Income Opportunities Fund

THIS SUPPLEMENT REPLACES AND SUPERCEDES ANY CONTRARY INFORMATION CONTAINED IN THE SAI OF THE WILSHIRE INTERNATIONAL EQUITY FUND (THE “INTERNATIONAL FUND”) AND THE WILSHIRE INCOME OPPORTUNITIES FUND (THE “INCOME FUND”)

The SAI is supplemented as detailed below.

Effective June 22, 2018, Cambiar Investors, LLC, (“Cambiar”) will no longer serve as subadviser to the International Fund, and all references to Cambiar are hereby deleted in their entirety as of that date.

Effective on or about July 20, 2018, Guggenheim Partners Investment Management, LLC, (“Guggenheim”) will no longer serve as subadviser to the Income Fund, and all references to Guggenheim should be deleted in their entirety as of that date.

*****

The third sentence in the paragraph under the heading “The Portfolios” in the SAI is supplemented to include reference to Manulife Asset Management (US) LLC (“Manulife”) and Voya Investment Management Co LLC (“Voya”).

The next-to-the-last paragraph under the sub-heading “Investment Adviser and Subadvisers” under the heading “Investment Advisory and Other Services” in the SAI is replaced with the following:

Pursuant to subadvisory agreements with Wilshire dated December 23, 2004 (as amended June 4, 2018), November 1, 2013 and April 1, 2002 (as amended May 16, 2014), respectively, Pzena, WCM and Los Angeles Capital each manage a portion of the International Fund.

The following supplements the last paragraph under the sub-heading “Investment Adviser and Subadvisers” under the heading “Investment Advisory and Other Services” in the SAI:

Pursuant to subadvisory agreements with Wilshire dated June 4, 2018, Manulife and Voya each manage a portion of the Income Fund.

The second sentence of the third paragraph under the sub-heading “Investment Subadvisory Agreements and Fees” under the heading “Investment Advisory and Other Services” in the SAI is replaced with the following:

The Subadvisory Agreements with Los Angeles Capital, NWQ, Loomis Sayles, Pzena (with respect to the Large Company Value Portfolio only), Victory Capital, Ranger, WCM, DoubleLine, Guggenheim and BHMS, as amended, were approved to continue for the period ending August 31, 2018. The Subadvisory Agreements with Manulife, Pzena (with respect to the International Fund only), and Voya, were approved for the period ending August 31, 2019.

The information related to Pzena under the sub-heading “Portfolio Managers” under the heading “Investment Advisory and Other Services” in the SAI is replaced with the following:

Pzena

Richard S. Pzena, John Flynn and Benjamin Silver manage Pzena’s portion of the Large Company Value Portfolio. Caroline Cai, Allison Fisch and John Goetz manage Pzena’s portion of the International Fund. The table below includes details regarding the number of registered investment companies, other pooled investment vehicles and other accounts managed by each of the portfolio managers, as well as total assets under management for each type of account, and total assets in each type of account with performance-based advisory fees, as of May 31, 2018.

Type of Account	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Richard S. Pzena
Registered Investment Companies	9	$11,619	2	$8,106
Other Pooled Investment Vehicles	21	$1,134	1	$86
Other Accounts	77	$2,860	1	$989
John Flynn
Registered Investment Companies	13	$11,738	2	$8,106
Other Pooled Investment Vehicles	19	$1,079	0	$0
Other Accounts	121	$4,145	1	$989
Benjamin Silver
Registered Investment Companies	13	$11,738	2	$8,106
Other Pooled Investment Vehicles	33	$3,981	2	$496
Other Accounts	135	$7,725	1	$989

Type of Account	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Caroline Cai
Registered Investment Companies	6	$1,810	1	$178
Other Pooled Investment Vehicles	41	$8,690	3	$512
Other Accounts	41	$9,178	2	$273
Allison Fisch
Registered Investment Companies	6	$1,810	1	$178
Other Pooled Investment Vehicles	24	$3,427	2	$42
Other Accounts	19	$4,881	0	$0
John P. Goetz
Registered Investment Companies	6	$1,810	1	$178
Other Pooled Investment Vehicles	40	$8,685	3	$512
Other Accounts	41	$9,272	2	$273

Conflicts of Interest

Conflicts of interest may arise in managing a portion of the Large Company Value Portfolio’s and International Fund’s portfolio investments, on the one hand, and the portfolios of Pzena’s other clients and/or accounts (together “Accounts”), on the other. Set forth below is a brief description of some of the material conflicts that may arise and Pzena’s policy or procedure for handling them. Although Pzena has designed such procedures to prevent and address conflicts, there is no guarantee that such procedures will detect every situation in which a conflict arises.

The management of multiple Accounts inherently means there may be competing interests for the portfolio management team’s time and attention. Pzena seeks to minimize this by utilizing one investment approach (i.e., classic value investing), and by managing all Accounts on a product-specific basis. Thus, all Accounts managed in the same investment strategy, be they mutual fund accounts, institutional accounts or individual accounts, are managed using the same investment discipline and proprietary investment model. If the portfolio management team identifies a limited investment opportunity that may be suitable for more than one Account, the Large Company Value Portfolio or International Fund may not be able to take full advantage of that opportunity. However, Pzena has adopted procedures for allocating portfolio transactions across Accounts so that each Account is treated fairly. First, all orders are allocated among portfolios of the same or similar mandates at the time of trade creation/initial order preparation. Factors affecting allocations include availability of cash to existence of client imposed trading restrictions or prohibitions, and the tax status of the account. Changes to the allocations made at the time of the creation of the order are only implemented if there is a partial fill for an order. Depending upon the size of the execution, Pzena may choose to allocate the executed shares pro rata, or on a random basis. As with all trade allocations, each Account generally receives pro rata allocations of any new issue or IPO security that is appropriate for its investment objective. Permissible reasons for excluding an Account from an otherwise acceptable IPO or new issue investment include the Account having FINRA restricted person status, lack of available cash to make the purchase, or a client-imposed trading prohibition on IPOs or on the business of the issuer.

With respect to securities transactions for the Accounts, Pzena determines which broker to use to execute each order, consistent with its duty to seek best execution. Pzena will bunch or aggregate like orders where doing so will be beneficial to the Accounts. However, with respect to certain Accounts, Pzena may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Pzena may place separate, non-simultaneous, transactions for the Large Company Value Portfolio, International Fund and other Accounts which may temporarily affect the market price of the security or the execution of the transaction to the detriment of one or the other.

Conflicts of interest may arise when members of a portfolio management team trade personally in securities investments made or to be made for the Large Company Value Portfolio, International Fund, or other Accounts. To address this, Pzena has adopted a written Code of Business Conduct and Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests or its current investment strategy.

Proxy voting for the Large Company Value Portfolio, International Fund, and the other Accounts’ securities holdings may also pose certain conflicts. Pzena has identified the following areas of concern: (1) where Pzena manages the assets of a publicly traded company, and also holds that company’s or an affiliated company’s securities in one or more Accounts; (2) where Pzena manages the assets of a proponent of a shareholder proposal for a company whose securities are in one or more Accounts; (3) where Pzena has a client relationship with an individual who is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios; and (4) where a Pzena officer, director or employee, or an immediate family member thereof is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios. For purposes hereof, an immediate family member shall be a spouse, child, parent, or sibling. Pzena’s proxy policies provide for various methods of dealing with these and any other conflict scenarios subsequently identified, including notifying clients and seeking their consent or instructions on how to vote, and deferring to the recommendation of an independent third party where a conflict exists.

Pzena manages some Accounts under performance-based fee arrangements. Pzena recognizes that this type of incentive compensation creates the risk for potential conflicts of interest. This structure may create an inherent pressure to allocate investments having a greater potential for higher returns to accounts of those clients paying the higher performance fee. To attempt to prevent conflicts of interest associated with managing accounts with different compensation structures, Pzena generally requires portfolio decisions to be made on a product specific basis. Pzena also requires pre-allocation of all client orders based on specific fee-neutral criteria. Additionally, Pzena requires average pricing of all aggregated orders. Finally, Pzena has adopted a policy prohibiting portfolio managers (and all employees) from placing the investment interests of one client or a group of clients with the same investment objectives above the investment interests of any other client or group of clients with the same or similar investment objectives.

Compensation

Portfolio managers and other investment professionals at Pzena are compensated through a combination of fixed base salary, performance bonus and equity ownership, if appropriate due to superior performance. Pzena avoids a compensation model that is driven by individual security performance, as this can lead to short-term thinking which is contrary to the firm’s value investment philosophy. The portfolio managers’ bonuses are not specifically dependent upon the performance of the Large Company Value Portfolio or the International Fund relative to the performance of the Portfolio’s respective benchmark. For investment professionals, Pzena examines such things as effort, efficiency, ability to focus on the correct issues, stock modeling ability, and ability to successfully interact with company management. However, Pzena always looks at the person as a whole and the contributions that they have made and are likely to make in the future. The time frame Pzena examines for bonus compensation is annual. Longer-term success is required for equity ownership consideration. Ultimately, equity ownership is the primary tool used by Pzena for attracting and retaining the best people.

As of March 31, 2018, Messrs. & Mmes. Cai, Fisch, Goetz, Pzena, Flynn and Silver did not own any shares of the Large Company Value Portfolio or the International Fund.

The following supplements the information under the sub-heading “Portfolio Managers” under the heading “Investment Advisory and Other Services” in the SAI:

Manulife

Daniel S. Janis, III, Thomas C. Goggins, Kisoo Park and Christopher Chapman, CFA, manage Manulife’s portion of the Income Fund. The table below includes details regarding the number of registered investment companies, other pooled investment vehicles and other accounts managed by each of the portfolio managers, as well as total assets under management for each type of account, and total assets in each type of account with performance-based advisory fees, as of March 31, 2018.

Type of Account	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance- Based Advisory Fee (millions)
Daniel S. Janis, III
Registered Investment Companies	5	$12,375	--	--
Other Pooled Investment Vehicles	36	$18,238	--	--
Other Accounts	14	$9,710	2	$7,092
Thomas C. Goggins
Registered Investment Companies	4	$12,115	--	--
Other Pooled Investment Vehicles	33	$17,726	--	--
Other Accounts	14	$9,710	2	$7,092
Kisoo Park
Registered Investment Companies	4	$12,115	--	--
Other Pooled Investment Vehicles	35	$17,861	--	--
Other Accounts	14	$9,710	2	$7,092
Christopher Chapman, CFA
Registered Investment Companies	4	$12,115	--	--
Other Pooled Investment Vehicles	34	$17,856	--	--
Other Accounts	14	$9,710	2	$7,092

Conflicts of Interest

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Manulife does not believe that any material conflicts are likely to arise out of a portfolio manager‘s responsibility for the management of the Fund as well as one or more other accounts. Manulife has adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Manulife has structured their compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See ―Compensation below.

•	A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation on the initial public offering. Manulife has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

•	A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security for more than one account, the policies of the Subadvisor generally require that such trades be “bunched”, which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, the Subadvisor will place the order in a manner intended to result in as favorable a price as possible for such client.

•	A portfolio manager could favor an account if the portfolio manager‘s compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager‘s bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Manulife receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager‘s compensation. The investment performance on specific accounts is not a factor in determining the portfolio manager‘s compensation.

•	A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. Manulife imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

•	If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such trading pattern could disadvantage either the account that is long or short. In making portfolio manager assignments, Manulife seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation

Manulife has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied systematically among investment professionals. The structure of compensation of investment professionals is currently comprised of the following basic components: base salary and an annual investment bonus plan as well as customary benefits that are offered generally to all full-time employees of Manulife. A limited number of senior investment professionals, who serve as officers of both Manulife and its parent company, may also receive options or restricted stock grants of common shares of Manulife Financial. The following describes each component of the compensation package for the individuals identified as a portfolio manager for the Income Fund.

•	Base salary. Base compensation is fixed and normally reevaluated on an annual basis. Manulife seeks to set compensation at market rates, taking into account the experience and responsibilities of the investment professional.

•	Investment Bonus Plan. Only investment professionals are eligible to participate in the Investment Bonus Plan. Under the plan, investment professionals are eligible for an annual bonus. The plan is intended to provide a competitive level of annual bonus compensation that is tied to the investment professional achieving superior investment performance and aligns the financial incentives of Manulife and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be well in excess of base salary. Payout of a portion of this bonus may be deferred for up to five years. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses under the plan:

•	Investment Performance: The investment performance of all accounts managed by the investment professional over one- and three-year periods are considered.

•	The Profitability of Manulife: The profitability of the Sub-Advisor and its parent company are also considered in determining bonus awards.

•	Non-Investment Performance: To a lesser extent, intangible contributions, including the investment professional’s support of client service and sales activities, new fund/strategy idea generation, professional growth and development, and management, where applicable, are also evaluated when determining bonus awards.

•	Options and Stock Grants. A limited number of senior investment professionals may receive options to purchase shares of Manulife Financial stock. Generally, such option would permit the investment professional to purchase a set amount of stock at the market price on the date of grant. The option can be exercised for a set period (normally a number of years or until termination of employment) and the investment professional would exercise the option if the market value of Manulife Financial stock increases. Some investment professionals may receive restricted stock grants, where the investment professional is entitled to receive the stock at no or nominal cost, provided that the stock is forgone if the investment professional’s employment is terminated prior to a vesting date.

The Sub-Advisor also permits investment professionals to participate on a voluntary basis in a deferred compensation plan, under which the investment professional may elect on an annual basis to defer receipt of a portion of their compensation until retirement. Participation in the plan is voluntary.

As of March 31, 2018, Daniel S. Janis, III, Thomas C. Goggins, Kisoo Park and Christopher Chapman, CFA, did not own any shares of the Income Fund.

Voya

Matthew Toms, Sean Banai, and Brian Timberlake manage Voya’s portion of the Income Fund. The table below includes details regarding the number of registered investment companies, other pooled investment vehicles and other accounts managed by each of the portfolio managers, as well as total assets under management for each type of account, and total assets in each type of account with performance-based advisory fees, as of March 31, 2018.

Type of Account	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Matthew Toms
Registered Investment Companies	10	14,354
Other Pooled Investment Vehicles	12	36,604	1	256
Other Accounts	76	17,897
Sean Banai
Registered Investment Companies	7	10,736
Other Pooled Investment Vehicles	10	35,114
Other Accounts	68	14,487
Brian Timberlake
Registered Investment Companies	5	1,023
Other Pooled Investment Vehicles	1	256	1	256
Other Accounts

Conflicts of Interest

A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the Income Fund. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs, and hedge funds.

Potential conflicts may arise out of the implementation of differing investment strategies for the portfolio manager’s various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager’s accounts.

A potential conflict of interest may arise as a result of the portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

A portfolio manager may also manage accounts whose objectives and policies differ from those of the Income Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while a fund maintained its position in that security.

A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees – the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.

As part of its compliance program, Voya has adopted policies and procedures reasonably designed to address the potential conflicts of interest described above.

Finally, a potential conflict of interest may arise because the investment mandates for certain other accounts, such as hedge funds, may allow extensive use of short sales which, in theory, could allow them to enter into short positions in securities where other accounts hold long positions. Voya has policies and procedures reasonably designed to limit and monitor short sales by the other accounts to avoid harm to the Income Fund.

Compensation

Compensation consists of: (i) a fixed base salary; (ii) a bonus, which is based on Voya performance, one-, three-, and five-year pre-tax performance of the accounts the portfolio managers are primarily and jointly responsible for relative to account benchmarks, peer universe performance, and revenue growth and net cash flow growth (changes in the accounts’ net assets not attributable to changes in the value of the accounts’ investments) of the accounts they are responsible for; and (iii) long-term equity awards tied to the performance of our parent company, Voya Financial, Inc. and/or a notional investment in a pre-defined set of Voya sub-advised funds.

Portfolio managers are also eligible to receive an annual cash incentive award delivered in some combination of cash and a deferred award in the form of Voya stock. The overall design of the annual incentive plan was developed to tie pay to both performance and cash flows, structured in such a way as to drive performance and promote retention of top talent. As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators. Investment performance is measured on both relative and absolute performance in all areas.

The measures for each team are outlined on a “scorecard” that is reviewed on an annual basis. These scorecards measure investment performance versus benchmark and peer groups over one-, three-, and five-year periods; and year-to-date net cash flow (changes in the accounts’ net assets not attributable to changes in the value of the accounts’ investments) for all accounts managed by each team. The results for overall Voya scorecards are typically calculated on an asset weighted performance basis of the individual team scorecards.

Investment professionals’ performance measures for bonus determinations are weighted by 25% being attributable to the overall Voya performance and 75% attributable to their specific team results (65% investment performance, 5% net cash flow, and 5% revenue growth).

Voya's long-term incentive plan is designed to provide ownership-like incentives to reward continued employment and to link long-term compensation to the financial performance of the business. Based on job function, internal comparators and external market data, employees may be granted long-term awards. All senior investment professionals participate in the long-term compensation plan. Participants receive annual awards determined by the management committee based largely on investment performance and contribution to firm performance. Plan awards are based on the current year’s performance as defined by the Voya component of the annual incentive plan. Awards typically include a combination of performance shares, which vest ratably over a three-year period, and Voya restricted stock and/or a notional investment in a predefined set of Voya sub-advised funds, each subject to a three-year cliff-vesting schedule.

If a portfolio manager’s base salary compensation exceeds a particular threshold, he or she may participate in Voya’s deferred compensation plan. The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, Voya stock or at an annual fixed interest rate. Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

As of March 31, 2018, Matthew Toms, Sean Banai, and Brian Timberlake did not own any shares of the Income Fund.

The following supplements the information under “Appendix A – Proxy Voting Policies” to the SAI:

Manulife

Proxy Voting Summary

Manulife Asset Management (“Manulife” or the “Firm”) believes that its Proxy Voting Policy is reasonably designed to ensure that proxy matters are conducted in the best interest of clients and in accordance with its fiduciary duties and applicable laws and regulations.

Manulife seeks to vote proxies in the best economic interests of all of its clients for whom the Firm has proxy voting authority and responsibilities. In the ordinary course, this entails voting proxies in a way that Manulife believes will maximize the monetary value of each portfolio's holdings. Manulife takes the view that this will benefit the clients.

To fulfill the Firm's fiduciary duty to clients with respect to proxy voting, Manulife has contracted Institutional Shareholder Services Inc. ("ISS"), and an independent third party service provider, to vote clients' proxies according to ISS proxy voting recommendations. Proxies will be voted in accordance with the voting recommendations contained in the applicable domestic or global ISS Proxy Voting Manual, as in effect from time to time. Except in instances where a Manulife client retains voting authority, Manulife will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to ISS.

Manulife has engaged ISS as its proxy voting agent to:

1. research and make voting recommendations or, for matters for which Manulife has so delegated, to make the voting determinations;

2. ensure that proxies are voted and submitted in a timely manner;

3. handle other administrative functions of proxy voting;

4. maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;

5. maintain records of votes cast; and

6. provide recommendations with respect to proxy voting matters in general.

Proxy Conflicts of Interest

From time to time, proxy voting proposals may raise conflicts between the interests of the Firm’s clients and the interests of the Firm and its affiliates or employees. For example, Manulife or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when Manulife or its affiliates has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship. More specifically, if Manulife is aware that one of the following conditions exists with respect to a proxy, Manulife shall consider such event a potential material conflict of interest:

1. Manulife has a business relationship or potential relationship with the issuer;

2. Manulife has a business relationship with the proponent of the proxy proposal; or

3. Manulife members, employees or consultants have a personal or other business relationship with the participants in the proxy contest, such as corporate directors or director candidates.

Manulife’s goal in addressing any such potential conflict is to ensure proxy votes are cast in the advisory clients’ best interests and are not affected by Manulife’s potential conflict. In those instances, there are a number of courses Manulife may take. The final decision as to which course to follow shall be made by the Firm’s Brokerage Practices Committee or its designee.

In the event of a potential material conflict of interest, the Brokerage Practices Committee or its designee will either (i) vote such proxy according to the specific recommendation of ISS; (ii) abstain; or (iii) request the Client vote such proxy. All such instances shall be reported to the Brokerage Practices Committee and the Chief Compliance Officer at least quarterly.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the ISS’ enumerated recommendations, or is of such a nature the Brokerage Practices Committee believes more active involvement is necessary, the Brokerage Practices Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination the decision is in the best interests of the Client, shall be formalized in writing as a part of the minutes of the Brokerage Practices Committee.

Manulife’s Proxy Voting Team team is responsible for administering and implementing the Proxy Voting Policy, including the proper oversight of any service providers hired by the Firm to assist it in the proxy voting process. Oversight of the proxy voting process is the responsibility of the Firm's Brokerage Practices Committee.

Voya

Voya IM has a proxy policy that is designed to operate in conformity with SEC guidelines. To support the policy, Voya IM maintains a Proxy Committee whose primary purposes are to review and evaluate the firm’s proxy policy and associated proxy voting guidelines, oversee the implementation of the policy and guidelines, and resolve ad hoc issues that arise on occasion. The firm has delegated certain administrative duties with respect to voting proxies to Institutional Shareholder Services Inc. (ISS). ISS provides in-depth research, global issuer analysis, voter recommendations, vote execution, reporting, and recordkeeping. While Voya IM may review and utilize the recommendations of ISS in making proxy voting decisions, we are in no way obligated to follow such recommendations.

Voya IM’s Proxy Team is responsible for the oversight of ISS and the proxy voting process. This team has adopted assessment procedures in which actions are taken to (1) reasonably ensure ISS’s independence, competence, and impartiality, and (2) identify and address conflicts which may arise from time to time concerning Voya IM, ISS or their respective affiliates. The procedures include a due diligence review of the policies, practices and activities of ISS and its affiliates as well as specific analysis of ISS’s services on behalf of Voya IM and its clients. The Proxy Team works with the firm’s middle office to ensure proper setup and maintenance of all accounts with ISS.

Proxies must be voted in the best interests of the clients. The Proxy Voting Guidelines summarize the various issues of concern to investors, and provides a general indication of how a client’s portfolio securities will be voted on proposals dealing with particular issues.

Voya IM has established and maintains procedures to identify and address conflicts that may arise from time to time, including those concerning ISS or its affiliates (each, a “Potential ISS Conflict”) and Voya IM or its affiliates, Voya IM clients, top counterparties used by Voya IM to execute trades on behalf of Voya IM clients, and/or key vendors of Voya IM (each, a “Potential Voya IM Conflict”).

a.	Potential ISS Conflicts. The Proxy Manager, through the Proxy Coordinator, has adopted annual and periodic assessment procedures in which actions are taken to (1) reasonably ensure ISS’ independence, competence, and impartiality and (2) identify and address conflicts that may arise from time to time concerning ISS or its affiliates. The procedures include comprehensive due diligence regarding policies, practices, and activities of ISS and its affiliates as well as specific analysis of ISS’ services on behalf of Voya IM and its clients.

b.	Potential Voya IM Conflicts. The Proxy Team maintains a Potential Proxy Conflicts List, which it uses to screen for Potential Voya IM Conflicts whenever the Proxy Committee considers voting contrary to the Guidelines.

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If you have any questions regarding the International Fund or the Income Fund,

please call (866) 591-1568.

Investors Should Retain this Supplement for Future Reference.